          S&P 500 Index Fund                                                           Small Cap Index Fund
Institutional and Investor Classes                                           Institutional Class

International Equity Index Fund
Institutional Class

Supplement Dated July 29, 2010
To the Prospectus dated May 1, 2010

Additional Information – Portfolio Holdings Section

The second sentence under “Portfolio Holdings” on page 25 of the Prospectus is hereby replaced with the following:

The holdings information is generally posted to the website approximately twenty days after the end of the month and remains available for six months thereafter.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE